UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
February 26, 2004

INFORMATION HOLDINGS INC.

(Exact name of registrant as specified in its charter)

Delaware	1-14371	06-1518007
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2777 Summer Street, Suite 602, Stamford, CT  06905

(Address of principal executive offices)          (Zip Code)

(203) 961-9106

(Registrant’s telephone number, including area code)

Item 7.    FINANCIAL STATEMENTS AND EXHIBITS.

(a)	Not applicable.

(b)	Not applicable.

(c)	Exhibits.

The following exhibit is part of this report:

	Exhibit #	Description

	99.1	Copy of the Company’s press release, issued February 26, 2004.

*Exhibit 99.1 is being furnished to the Securities and Exchange Commission (“SEC”) pursuant to Item 12 and is not being filed with the SEC.  Therefore, this Exhibit 99.1 is not incorporated by reference into any of the Company’s other filings.

Item 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On February 26, 2004, Information Holdings Inc. (the “Company”) issued a press release announcing the Company’s preliminary results for its quarter ended December 31, 2003.  A copy of this press release is attached hereto as Exhibit 99.1 to this Form 8-K.  This Form 8-K and Exhibit 99.1 hereto are furnished pursuant to Item 12 of Form 8-K and are therefore not considered “filed” with the SEC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INFORMATION HOLDINGS INC.
Date: February 26, 2004
	By:	/s/ Vincent A. Chippari
		Name:	Vincent A. Chippari
		Title:	Executive Vice President and Chief Financial Officer

Exhibit No.	Description

99.1*	Copy of the Company’s press release, issued February 26, 2004.

*              Exhibit 99.1 is being furnished to the SEC pursuant to Item 12 and is not being filed with the SEC.  Therefore, this exhibit is not incorporated by reference in any of the Company’s other SEC filings.